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                                                                   Exhibit 10.05

                             CHASE ASSET MANAGEMENT, INC.

                     DISCRETIONARY INVESTMENT ADVISORY AGREEMENT

Re: KENMAR GLOBAL TRUST

The undersigned ("Client"), being duly authorized, hereby employs CHASE ASSET MANAGEMENT, INC. (the "Adviser") as investment manager for the Account referred to above (the "Account") on the following terms and conditions:

1. ACCOUNT. The Account shall, as of the Effective Date as set forth on the annexed Schedule of Fees, be maintained in a separate account or accounts designated for management by the adviser at Chemical Bank in New York, State of New York, serving as "custodian". Thereafter the Account shall consist of such funds and securities as shall become a part thereof, whether as a result of transactions therein, Client additions or withdrawals, or otherwise.

2. AUTHORITY OF THE ADVISER. The Adviser shall have full discretionary authority to manage the Account from the Effective Date. The Adviser shall supervise and direct the investments of the Account, subject to such limitations as Client may impose by notice in writing but without any further Client approval except as required by law. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser under applicable laws and are under the control of The Chase Manhattan Corporation, the indirect parent of the Adviser; PROVIDED that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser, as Client's agent and attorney-in-fact with respect to the Account, is duly authorized and empowered, without prior consultation with Client:

    (a)  to make and implement all investment decisions;

    (b) to buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other instruments in accordance with the Client's objectives, as described in Schedule B hereto and as modified from time to time by agreement between the Client and the Adviser;

    (c) to select brokers, dealers and other intermediaries (which may be affiliates of the Adviser) by or through whom securities transactions will be executed or carried out on behalf of the Account, and in connection therewith, open, establish and maintain accounts at,

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         and to place orders for the execution of such securities transactions with or through, any such brokers (including prime and clearing brokers), dealers or issuers as the Adviser may select;

    (d) to make and execute any and all such documents and to take any action which the Adviser deems necessary, appropriate or desirable to carry out is duties hereunder in connection with the management of the Account;

    (e) to apply funds maintained in the undersigned's Account to the payment of the Adviser's fees upon instruction of the Adviser;

    (f) with respect to securities that are underwritten by syndicates of which an affiliate of the Adviser is a lead underwriter or member, to purchase such securities on behalf of Client's Account from any other member of such syndicate; and

    (g) if identified as a permitted investment on Schedule B, to invest the assets in the Account in mutual funds and other collective investments sponsored, managed or advised by the Advisor or its affiliates.
         Client acknowledges that the Adviser and its affiliates may earn fees from these activities in addition to the fees charged to the Client for the Adviser's services under this Agreement.

    It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement, and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Client shall not pay any additional compensation for any Sub-Adviser and the Adviser be as fully responsible to the Account for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions. A Sub-Adviser may be an affiliate of the Adviser.

3. SERVICES AND FEE OF ADVISER. Adviser accepts its appointment as investment adviser and agrees to supervise and direct the investment of the Account in accordance with the investment objectives of Client. The Adviser will render to Client at least quarterly a written statement of the status of the Account. The compensation of the Adviser for its services under this Agreement shall be calculated and paid in accordance with the attached Schedule of Fees which may be amended from time to time by the Adviser upon thirty (30) days' written notice to Client.

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4.  TRANSACTION PROCEDURES.  All transactions will be consummated by payment to, or delivery by, Client, or such other party as Client may designate in writing (the "Custodian"), of all cash and/or securities due to or from the Account. The Adviser shall not act as custodian for the Account, but may issue such instructions to the Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser pursuant to Paragraph 2 hereof. Instructions of the Adviser to Client and/or the Custodian shall be made in writing sent by first-class mail or telefax or, at the option of the Adviser, orally and confirmed in writing as soon as practicable thereafter, and the Adviser shall instruct all brokers and dealers executing orders on behalf of the Account to forward to Client and/or the Custodian copies of all confirmations promptly after execution of transactions. The Adviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the Custodian; provided, however, that the Adviser will make reasonable efforts to require that brokers and dealers selected by the Adviser perform their obligations with respect to the Account.

5. REPORTS TO ADVISER. Client affirms that it receives, or will make arrangements to receive, monthly statements from the Custodian. Client hereby agrees to provide, or instruct the Custodian to provide, the Adviser with copies of monthly custodian statements concerning the status of the Account.

6. CONFIDENTIALITY RELATIONSHIP. All information and advice furnished by either party to the other hereunder, including their respective agents and employees, shall be treated as confidential and shall not be disclosed to third parties except as required by law or in response to inquiries by governmental entities and self-regulatory organizations having jurisdiction over the business of the Adviser.

7. SERVICES TO OTHER CLIENTS. It is understood that the Adviser and its affiliates perform investment advisory services for various clients.
    Client agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Account. It is the Adviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. It is understood that the Adviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Account any security which the Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Adviser such transaction or investment appears unsuitable,
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    impractical or undesirable for the account, except as required by law.

8. BROKERAGE/BLOCK TRADES. When the Adviser places orders for the purchase or sale of securities for the Account, the Adviser shall use reasonable efforts in seeking the best combination of price and execution for the Account, but is not obligated to solicit competitive bids or to execute transactions at the lowest commission rates available. In selecting brokers or dealers to execute orders, the Adviser will take into account such relevant factors as price, the broker's facilities, reliability, financial responsibility, execution capabilities and the statistical, research or other information or services which may enhance Advisers investment research and portfolio management capability generally. Client acknowledges that such information or services may not directly or exclusively benefit the Account and that certain of such information or services may be available to the Adviser on a cash payment basis. Transactions effected on behalf of Client's Account may be executed in an aggregate or "block" with trades effected on behalf of other accounts managed by the Adviser.

9. INSIDE INFORMATION. The Adviser shall have no obligation to seek to obtain any material non-public ("inside") information about any issuer of securities or, to purchase or sell for the Account the securities of any issuer on the basis of any such information as may come into its possession.

10. PROXIES. Client desires that the Adviser vote the shares in the Account and hereby warrants and represents that the Adviser, as a fiduciary of the Client, has been duly authorized to take such action as it deems appropriate with respect to all proxies received by it that are solicited with respect to securities which are then in the Account. Client may at any time terminate in writing in whole or in part this authority.

11. VALUATION. The Adviser may use such standard third party pricing services as it deems appropriate in calculating the market value of securities and instruments in the Account. In computing the market value of any investment of the Account, each security listed on any national securities exchange shall be valued at the last quoted sale price on the valuation date on the principal exchange on which such security is traded. Any other security or asset shall be valued in a manner determined in good faith by the Adviser to reflect its fair market value.

12. INVESTMENT OBJECTIVES AND RESTRICTIONS. The Client's written statement of the investment objectives of the Account are attached hereto as Schedule B, and the Client

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    will promptly notify the Adviser in writing of any changes or modifications therein as well as any specific investment restrictions applicable thereto, which shall become effective upon the Adviser's written acceptance thereof. The Adviser shall seek to achieve the investment objectives of the Account, but except for gross negligence or malfeasance, neither the Adviser nor any of its affiliates, directors or employees shall be liable for any action performed or omitted to be performed, or for any errors of judgment in managing the assets of the Account. Unless Client notifies the Adviser in writing of specific restrictions, the investments made on behalf of the Account shall be deemed not to be restricted under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind Client.

13. TERMINATION; ASSIGNMENT. This Agreement may be terminated at any time by either party giving to the other written notice of such termination. No assignment, as the term is defined in the Investment Advisers Act of 1940, of this Agreement shall be made by the Adviser without the written consent of Client.

14. NOTICES. Unless otherwise specified herein, all notices, instructions and advices with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing sent by first class mail by the Adviser or the Client at their respective addresses appearing below and to the Custodian at such address as it may specify to the Adviser in writing, or at such other address or addresses as shall be specified, in each case, in a notice similarly given. The Adviser may rely upon any notice from Client (or Custodian) or other communication reasonably believed by it to be genuine.

15. STATE LAW; CHOICE OF LAW. In certain instances, state or local law in the jurisdiction in which the Client resides or which otherwise governs this Agreement requires that the Adviser include in this Agreement a provision or provisions mandated by such law. Any such required provision or provisions are included on Schedule B to and incorporated in this Agreement. This Agreement shall be governed and construed in accordance with the internal laws of the State of Now York, without regard to conflict of law doctrines.

16. REPRESENTATIONS BY CLIENT. Client and each person signing this Agreement on behalf of Client represent and confirm that the appointment of the Adviser is authorized by the governing documents relating to the Account and that the terms hereof do not violate obligations by which Client is bound, whether arising by contract, operation of law or otherwise, and, if Client is a corporation, partnership,

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trust or other form of organization, that (a) this Agreement has been duly authorized by appropriate action and when so executed and delivered will be binding upon Client in accordance with its terms, and (b) Client will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution or otherwise. Client acknowledges either (i) it has received Part II of Adviser's Form ADV or Adviser's ADV Brochure at least 48 hours prior to the execution of this Agreement, or (ii) it is aware that this Agreement may be canceled within five
(5) days from the date of execution, if it has not so received such Form ADV or Brochure. Client (or its duly appointed trustee or other fiduciary) is the sole owner of all the securities and funds in the Account and there are not, and shall not be, any restrictions on funds in the Account and there are not, and shall not be, any restrictions on the public sale, distribution or ownership of such securities by Client or the Account.

17. REPRESENTATIONS BY ADVISER. By execution of this Agreement, the Adviser represents and confirms that it is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser, in the management of the Account and in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by Client or by any broker, custodian or other

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person or for any such person's actions or omissions with respect to the Account except as expressly provided herein.


                             --------------------------------
                                       (Client)


                             --------------------------------
                                  (Name)         (Position)



                             Address for notices:

                             Two American Lane
                             P.O. Box 5150
                             Greenwich, CT 06831

Agreed and accepted:

Date:
     --------------------
CHASE ASSET MANAGEMENT, INC.



By
  ----------------------------


Address for notices:

    Chase Asset Management, Inc.
    1211 Avenue of the Americas
    New York, New York 10036
    Attn:
          ----------------------
    Fax:
         -----------------------

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Re: Kenmar Global Trust
    (Name of Client)

This is to confirm the appointment of Chase Asset Management, Inc. ("Adviser") as investment adviser for the above captioned account ("Account") with authority as agent and attorney-in-fact on behalf of the Account (a) to make and implement all investment decisions; (b) to buy, sell, exchange, convert and otherwise trade in any and all stocks, bonds and other securities including money market instruments; (c) to select brokers, dealers and other intermediaries by or through whom securities transactions will be executed or carried out on behalf of the Account, and in connection therewith, open, establish and maintain accounts at, and to place orders for the execution of such securities transactions with or through, any such brokers (including prime and clearing brokers), dealers or issuers as the Adviser may select; (d) to make and execute any and all such documents and to take any action which the Adviser deems necessary, appropriate or desirable to carry out his duties hereunder in connection with the management of the Account; and (e) to apply funds maintained in the undersigned's Account to the payment of the Adviser's fees upon instruction of the Adviser.

It is further understood that Adviser may deliver to any securities brokerage firm executing transactions on behalf of the Account a copy of this document as evidence of the authority of Adviser to act for and on behalf of the Account.
In the event this authority is terminated, by death or otherwise, any party to whom a copy of this document has been delivered as evidence of the Adviser's authority, shall be held harmless for any loss or liability incurred as a result of any action taken in reliance thereon after such termination but before notice of such termination has been received by such party.

Date:  ______________, 1997

Kenmar Global Trust



By:  Thomas J. DiVuolo


    Thomas J. DiVuolo


    Senior Vice President-Kenmar Advisory Corp., Managing Owner
    (Position)

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                                   SCHEDULE OF FEES


Kenmar Global Trust
(Client)


Effective Date:  _____________,

The Adviser's fee shall be computed and payable quarterly in arrears, based upon the Account's market value, including accrued income, as of the last day of the preceding quarter. Fees will be 0.20% per annum of the Account's market value. Fees for each calendar quarter shall be computed based on one-quarter (1/4) of the annual rate and taken by the Custodian in quarterly installments by charging the custody account. Cash Management fees are calculated based on the average daily balance for the preceding quarter.


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